UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 www.sec.gov

     FORM 8-K CURRENT REPORT

Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934

DATE OF THIS REPORT: MARCH 15, 2006

CARTOON ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

One East Main Street Suite 610 Rochester, New York 14614-1880 (Street Address of Principal Executive Office) Mailing Address: Post Office Box 202 Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934 and to report non-public information required to be disclosed by Regulation FD.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

     This is a current report filed by the Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") with the U. S. Securities and Exchange Commission (the "Commission") on Form 8-K (this "Report"). The Registrant has stated all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject and to the disclosures herein made.

     COMPLIANCE WITH THE COMMISSION'S RULES GOVERNING THE USE OF FORM 8-K REPORTS BY

SHELL COMPANIES.

     The Registrant's senior executive officer and sole director has been informed of the Commission's releases that are applicable to the use of reports on Form 8-K by "shell" companies. In pursuance of the "spirit" of the objectives the Commission has suggested by Release No. 33-8400, Release No. 33-8407, Release No. 33-49424, and Release No. 33-49566, the Registrant is providing full and complete disclosure to each item for which the Registrant is providing a response in this Report. All of the responses in this Report will be made in reliance of the information required to be furnished by a "small business issuer" pursuant to Regulation S-B.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

       This Report contains current information on the Registrant as of the date hereof.

     The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

     Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to "small business issuers" under the rules and regulations stated in Regulation S-B. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB.

MATERIALS INCORPORATED BY REFERENCE.

     Prior to the filing of this Report by the Registrant, the Registrant filed certain information with the Commission under the cover of Form 8-K, for the current period ended March 6, 2006 (and which was reported to and filed with the Commission on March 8, 2006). The Registrant incorporates that report and all of the information contained in said Form 8-K, including all exhibits and schedules therein, herein by reference thereto.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report and on Form 8-K for each period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

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AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file current, quarterly, annual, or transitional reports, proxy statements, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by Federal securities laws. Such reports, proxy statements, and other filings may be inspected (at no charge) and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of said materials may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or from the Commission's Web site, the address of which is www.sec.gov .

     The specific information contained in this Report has been accumulated, compiled, and presented in accordance with the requirements set forth in 17 CFR 243.100 and 17 CFR 243.101.

     The Registrant shall permit its shareholders to ask questions of and receive answers from the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders. The Registrant encourages its shareholders to contact it; if electronically, to cartooninvestors@rochester.rr.com, or, if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office. (The Registrant cannot assure the Commission or the public that its principal executive office address, its mailing address, or its e-mail address will remain operative on any date beyond the date of this Report, and is subject to change without notice.)

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SECTION 8 - OTHER EVENTS.

Item 8.01. Other Events.

     Some of the statements made in Section 8, Item 8.01 of this Current Report may be deemed to be "forward-looking" statements, as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions. Forward-looking statements are not historical facts; rather, forward-looking statements are based upon the opinions and estimates of the Registrant's management at the time such statements are made. Every forward-looking statement is subject to inherent risks and uncertainties that could cause the actual results to differ materially from the plans, projections, or expectations expressed or implied by such statement at the time the statement was made. The Registrant cautions the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and may not have been updated in further filings, schedules, or reports required to be filed with the Commission, delivered to the Registrant's shareholders and/or investors, or reported to any other body government.

     Certain statements contained in this section of this Current Report may infer an impression of optimism about the Registrant's beliefs and expectations, expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms identify forward looking statements.

A. Notice of Late Filing by Registrant; Revised Estimate by Registrant to Remedy Delinquency.

     The Registrant filed a Form 8-K Current Report on March 8, 2006 with the Commission that covered the current period ended on March 6, 2006, which the Registrant incorporates herein by reference thereto. In that certain current report, the Registrant stated that it would be able to file certain of its delinquent reports on or before certain dates.

     However, the Registrant also notified the Commission and the public that its estimates were subject to providing its non-certifying and certifying accountants with certain information each of them would need to compile the financial information that the Registrant would be required to submit with the delinquent reports.

     The Registrant was incapable of providing its accountants with the information they required prior to March 14, 2006; consequently, the Registrant was incapable of sooner filing the reports previously mentioned in that certain current report. To that extent, the Registrant's principal executive officer contacted the Commission's Office of Emerging Growth Companies to indicate the Registrant was incapable of maintaining the filing schedule it presented in that certain current report dated March 6, 2006.

     However, the Registrant has obtained and submitted all of the required information to its accountants and is able to represent the following information with some degree of certainty, being careful to avoid a repeated promise that it may not be capable of abiding by, as follows:

Filing Type	Description of Filing	Period Covered	Estimated Filing Date
Form 10-QSB	Quarterly Report	June 30, 2005	March 16, 2006

Form	10-QSB	Quarterly Report	September 30,
			2005	March 24, 2006
Form	10-KSB	Annual Report	December 31,
			2005	April 3, 2006 (1)
Form	8-K	Market for Common Stock and Related
		Stockholder Matters; Listing Standards	March 24, 2006	April 7, 2006 (2)
Form	10-QSB	Quarterly Report	March 31, 2006	April 15, 2006

(1) The actual filing date for this entry will depend on the actual time it takes for the Registrant's certifying accountant to fully complete the audit and prepare the Registrant's statements of financial condition. Presently, it is the Registrant's understanding that the non-certifying accountant and certifying accountant will need approximately two weeks beginning on March 17, 2006, to complete the audit and related accounting work.

(2) The actual period covered by this event and the actual filing date of this report will depend on the
Registrant's notification by its principal market maker that the National Association of Securities
Dealers has accepted its Form 211 Application for processing, which was submitted to the
Registrant's principal advisor on or about March 3, 2006.

     In addition, as certain events are about to occur and that are comprised of non-public events, the Registrant expects to file the report set forth in the following table for the stated period and on or before the estimated filing date adjoining the report's description:

Filing Type	Description of Filing	Period Covered	Estimated Filing Date

Form 8-K	Current Report - Registrant Engaged in a
	bona fide Business Act and Activity	March 17, 2006	March 20, 2006

     The Registrant expects that should it be able to prepare, format, and submit all of its reports in accordance with the above table, it will be current in its reporting obligations in every respect.

(1) Risks Associated with the Registrant's Late Filings.

     Depending on the Commission's view toward the Registrant's explanation hereinunder in regard to its delinquent filings, the Registrant believes the Commission may: (a) take no action, (b) provide the Registrant with a letter requesting further information on the content of one or more of its delinquent reports, (c) request additional information the Registrant did not provide in any given report, (d) impose a sanction, civil penalty, fine against the Registrant or its senior executive officer, (e) initiate an administrative or criminal proceeding against the Registrant, and/or its senior executive officer, which may result in a fine or other penalty, or (f) one or more of the above.

     In the event the Commission was to proceed with any action under section (d) or section (e) of the foregoing paragraph, the Registrant's stockholders and investors should be aware the undeterminable consequences to the Registrant would be material and adverse to the Registrant's financial condition and capability to continue to function and operate as a going concern.

     Furthermore, if the Commission granted the Registrant the time it will require to complete and submit the remainder of its delinquent filings and takes no further action against the Registrant, and, if the Registrant, for whatever reason, is incapable of obligating itself with regard to remedying its delinquent filings pursuant to the above table, the Commission may notify the

Registrant, in writing, as the result of its continued failure to file its reports under Section 13(a), that the Registrant will, most likely, be given 15 days to remedy all delinquencies, to the satisfaction of the Commission, and, if not filed within that period time, the Commission may revoke or otherwise terminate the Registrant's Registration Statement on Form 10-SB.

     If implemented, such termination would materially and adversely affect the Registrant and its stockholders.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS.

Item 9.01. Financial Statement and Exhibits.

     Listed below are the exhibits filed as apart of this Report. (The Registrant considers the information in this Report, and contained in each of the following exhibits to be "filed" under the definition associated with said term under the Securities Exchange Act of 1934. In addition, the Commission and the public should be aware the Registrant is incorporating certain of its other filings herein by reference thereto; namely, the Registrant is incorporating its Form 8-K\ Current Report for the period ended March 6, 2006 herein.)

99.1 Form 8-K Current Report, dated March 6, 2006

99.1(a) Exhibit 99 to Form 8-K Report of March 6, 2006; Commission's Letter (by Defective Delivery) to Cartoon dated May 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 15, 2006

By Order of the Board of Directors:

Cartoon Acquisition, Inc.,
a Delaware corporation (the "Registrant")

/s/ Randolph S. Hudson

Randolph S. Hudson
Chief Executive (Principal Executive) Officer
Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND/OR PRINCIPAL FINANCIAL OFFICER.